SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549


                          FORM 8-K

                       CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 24, 2005
                                                         (March 24, 2005)

                     TrustCo Bank Corp NY


          (Exact name of registrant as specified in its charter)

                            New York
             (State or other jurisdiction of incorporation)

        0-10592                                    14-1630287
-----------------------------           ----------------------------------
 (Commission File Number)               (IRS Employer Identification No.)


         5 Sarnowski Drive, Glenville, New York 12302
         (Address of principal executive offices) (Zip Code)



    Registrant's telephone number, including area code: (518) 377-3311
                                                        --------------



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TrustCo Bank Corp NY


Item 8.01   Other Events

            A press release was issued on March 24, 2005 announcing new residential mortgage products now being offered at Trustco Bank branch locations. Attached is the press release labeled as exhibit 99(a).




Item 9.01   Financial Statements and Exhibits

            (c) Exhibits


            Reg S-K Exhibit No.      Description
                  99(a)              One page press release dated March 24,
                                     2005 announcing new residential mortgage products now being offered at Trustco
                                     Bank branch locations.



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                           SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: March 24, 2005

                                      TrustCo Bank Corp NY
                                      (Registrant)


                                      By:/s/ Robert T. Cushing
                                      ----------------------------
                                         Robert T. Cushing
                                         Executive Vice President and
                                         Chief Financial Officer



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                         Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.   Description                             Page
------------------    ----------------------------         ----------
      99(a)           One page press release dated March         5
                      24, 2005, announcing new residential
                      mortgage products now being offered
                      at Trustco Bank branch locations.


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                                                             Exhibit 99(a)
TRUSTCO
Bank Corp NY                                             News Release
-----------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311   Fax: (518) 381-3668

Subsidiary:    Trustco Bank                                    NASDAQ - TRST

Contact: Robert M. Leonard
         Administrative Vice President
         518-381-3693

FOR IMMEDIATE RELEASE:

         TRUSTCO ANNOUNCES NEW RESIDENTIAL MORTGAGE
                      PRODUCTS

Glenville, New York - March 24, 2005. Trustco Bank, known as a leader in mortgage lending, has announced the following new residential mortgage products:

     o   40-Year Mortgage Loans.

     o Three-Year Adjustable Rate Mortgage Loans with a three-year interest only option.

Robert J. McCormick, President and Chief Executive Officer commented that, "Trustco has been concerned about the affordability of homes. Our new products will help turn the dream of owning a home into a reality for many of our customers".

TrustCo is a $2.9 billion bank holding company and through its subsidiary, Trustco Bank, operates 75 offices in New York, Vermont, and Florida. In addition, the Bank operates a full service Trust Department. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.




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